EXHIBIT 10

                                                                     Exhibit 10

                          INDEPENDENT AUDITORS' CONSENT

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We consent to the use of our reports dated September 1, 2000, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Auditors" in the statement of additional information.

                                  /S/ KPMG LLP

San Antonio, Texas
November 27, 2000